UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 7, 2023

Salt Blockchain Inc.
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-56283 (Commission File Number)	81-4029835 (I.R.S. Employer Identification No.)

Not Applicable (1)	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 243-5018
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

(1)	In June 2020, the registrant became a remote-first company and does not maintain a principal executive office.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, the Board of Directors of Salt Blockchain Inc. (the “Company”) appointed Dirk Anderson, the Company’s current Chief Technology Officer, to the position of President and Chief Operating Officer.

Mr. Anderson, age 56, has served as the Company’s Chief Technology Officer since January 2020. Prior to that, Mr. Anderson served as our Vice President of Information Technology and Security from July 2019 to December 2019, and as our Director of Cyber Risk and Applied Cryptography. Since August 2019, Mr. Anderson serves as the Committee Chair of the Certified Bitcoin Professional (CBP) Program and is a member of the Crypto Currency Security Standard (CCSS) development committee at the CryptoCurrency Certification Consortium (C4), a non-profit organization responsible for establishing cryptocurrency training, standards, and certifications. In August 2017, Mr. Anderson founded TTExec, LLC, a privately-held company that provided downloadable scenarios for incident response and business continuity related tabletop exercises (discussion-based sessions). Until December 2020, when TTExec, LLC was fully dissolved, he also served as TTExec, LLC’s Chief Executive Officer and was a member of the board. From July 2007 to August 2017, he was employed by Coalfire Systems, Inc., the largest U.S. based independent IT governance, risk and compliance consulting firm, where he held various positions including: Vice President of Enterprise Risk and Compliance; Vice President, Threat Intelligence & Operations; Regional Vice President of Professional Services; and Managing Director. Mr. Anderson studied mathematics at Regis University.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

10.1
Employment Agreement by and between Dirk Anderson and Salt Blockchain Inc., effective as of July 1, 2021 (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed on August 18, 2021)

104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALT BLOCKCHAIN INC.
Dated: March 10, 2023	By:	/s/ Shawn Owen
	Name:	Shawn Owen
	Title:	Chief Executive Officer